EXHIBIT 99

TOUCHSTONE SOFTWARE CORPORATION 1538 TURNPIKE STREET NORTH ANDOVER, MA 01845 TRADED: OTC BB: TSSW

AT THE COMPANY:
JASON K. RAZA
CEO AND PRESIDENT
(978) 686-6468

FOR IMMEDIATE RELEASE

TouchStone Software Announces the Release of “Vista Agent”- the PC Industry’s Most Comprehensive Windows Vista Readiness Test and Advisor

NORTH ANDOVER, Mass.--(BUSINESS WIRE)—January 10, 2007--TouchStone Software Corporation (OTCBB:TSSW) today announced the release of Vista Agent, the PC industry’s most comprehensive Windows Vista readiness test and advisor.

 Vista Agent Highlights:
•	Simple to use and easy to download and install
•	Scans all hardware devices for true compatibility verification
•	Extensive Report provides detailed system information
•	Provides comprehensive user recommendations

TouchStone Software’s Windows Vista readiness test and advisor “Vista Agent” is immediately available at www.vista-agent.com. TouchStone Software’s proprietary Vista Agent technology safely scans a user’s PC, identifies and analyzes computer hardware and reports whether the user’s computer is compliant for Windows Vista according to Microsoft’s recently published hardware requirements. In addition, Vista Agent acts as an advisor by providing comprehensive upgrade recommendations and solutions based upon the scan results.

“Over the next year, millions of PC users will need and want to have access to TouchStone Software’s Vista Agent technology as they decide their operating system upgrade strategy to Windows Vista”, said Jason Raza, president and chief executive officer of TouchStone Software Corporation. “Vista Agent will help to promote additional market awareness to our Driver Agent device driver update subscription service, BIOS Upgrade business as well as any future products we may announce”.

Disclosure Statements

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company’s annual report on Form 10-K and such other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements

The foregoing contains forward-looking statements which include those regarding expected operating results for the second quarter and remainder of 2006. Actual results could vary perhaps materially and the expected results may not occur. Touchstone Software may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company's product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers' needs or expectations. Actual results are also subject to a number of other factors, including macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Touchstone Software's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports filed on Form 10-Q.

About Touchstone Software Corporation

TouchStone Software Corporation is a leading developer of innovative software designed to help people use complex technologies. The company’s products, which include BIOS Agent, BIOS Wizard, Driver Agent and Vista Agent are distributed worldwide via the Internet and through TouchStone’s network of technical web sites. TouchStone’s corporate headquarters are located at 1538 Turnpike Street, North Andover, MA 01845. Additional information on the Vista Agent is available at www.vista-agent.com. Additional information about TouchStone Software is available at www.touchstonesoftware.com.

NOTE: Touchstone Software, eSupport, Driver Agent are registered trademarks or trademarks of Touchstone Software Corporation and/or its affiliates